                             THE VANTAGEPOINT FUNDS
                        VANTAGEPOINT INTERNATIONAL FUND
                       VANTAGEPOINT GROWTH & INCOME FUND
                        VANTAGEPOINT EQUITY INCOME FUND

Supplement dated January 4, 2006 to the Prospectus dated May 1, 2005, as amended
                October 6, 2005, June 30, 2005 and May 23, 2005

At a meeting held on December 16, 2005, the Board of Directors of The Vantagepoint Funds (the "Board") approved the appointment of GlobeFlex Capital, LP and Walter Scott & Partners Limited as additional subadvisers to the International Fund, effective January 3, 2006. Accordingly, these subadvisory changes are reflected in the following supplement to the Prospectus.

Artisan Partners Limited Partnership and Capital Guardian Trust Company continue to serve as subadvisers to the International Fund. In a transition phase beginning on or about January 4, 2006, the International Fund's assets will be transitioned and reallocated to and among the Fund's four subadvisers.

At the meeting held on December 16, 2005, the Board also approved new, lower fees for T. Rowe Price Associates' services as a subadviser to the Vantagepoint Growth & Income Fund and the Vantagepoint Equity Income Fund. Accordingly, these changes, which were effective as of January 1, 2006, are also reflected in the following supplement to the Prospectus.

            This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

INVESTMENT OBJECTIVES, INVESTMENT POLICIES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS, AND PERFORMANCE

Add the following information immediately preceding the "Investment Objectives and Policy" subsection under the "Investment Objectives, Investment Policies, Principal Investment Strategies, and Related Risks, and Performance" section on page 1 of the Prospectus:

VIA oversees the subadvisers of the Funds and recommends to the Board of Directors their hiring, termination or replacement. Pursuant to an order issued by the Securities and Exchange Commission, VIA may, with the approval of the Board of Directors, hire, terminate or replace subadvisers of the Funds without shareholder approval. Shareholders will be notified of such changes, but such notification may occur after the changes take place.

INVESTMENT SUBADVISERS OF THE INTERNATIONAL FUND

Add the following information to the International Fund's "Investment Advisers" section on page 17 of the Prospectus under the heading "Investment Subadvisers":

GlobeFlex Capital, LP ("GlobeFlex"), 4365 Executive Drive, Suite 720, San Diego, California 92121, combines fundamental characteristics of traditional bottom-up research with systematic characteristics of quantitative investing in an effort to identify growing companies. GlobeFlex seeks to establish a diversified portfolio of stocks of all market-capitalizations and seeks to identify stocks issued by companies that, in GlobeFlex's opinion, are characterized by accelerating growth, strong management teams and attractive valuations. GlobeFlex has been in the investment advisory business since 1994. Mr. Robert ("Bob") Anslow serves as portfolio manager and has day-to-day responsibility for managing the portion of the International Fund's assets for which GlobeFlex serves as subadviser. Mr. Anslow, a co-founder of GlobeFlex, has 24 years of industry experience. For the past 11 years, Mr. Anslow has served as Chief Investment Officer at GlobeFlex.

Walter Scott & Partners Limited ("WSPL"), One Charlotte Square, Edinburgh, Scotland EH2 4DZ, uses traditional fundamental analysis in an effort to build a concentrated portfolio of companies that, in WSPL's opinion, are growing earnings, are operated by capable management teams, have strong balance sheets and are positioned in attractive areas of the global economy. WSPL has been in the investment advisory business since 1983. Dr. Walter G. Scott, Mr. Alan McFarlane and Dr. Kenneth Lyall serve as co-managers and are jointly and primarily responsible for the day-to-day management of the portion of the International Fund's assets for which WSPL serves as subadviser. Both Dr. Scott, the Chairman of WSPL who has 33 years of industry experience, and Dr. Lyall, a Director of Global Investments at WSPL who has 22 years of industry experience, have been with WSPL since its inception in 1983.

Mr. McFarlane, the firm's Managing Director since April 2003, joined WSPL in 2001 and served as a Director of Global Investments from 2001 to 2003. Prior to 2001, Mr. McFarlane was a Managing Director of the Institutional Division at Global Asset Management for 7 years. Mr. McFarlane has 26 years of industry experience.

ANNUAL FUND OPERATING EXPENSES

The Annual Fund Operating Expenses table shows the annual operating expenses you may pay if you buy and hold shares of a Fund, based upon the amounts incurred during the Fund's most recent fiscal year. These expenses, which are calculated as a percentage of average net assets, are deducted from Fund assets and are factored into any quoted share price or investment return. If you invest in a Fund through the Vantagepoint Elite program, other fees may apply.

The following information replaces the data related to the Equity Income Fund, the Growth & Income Fund and the International Fund in the Annual Fund Operating Expenses chart on page 49 of the Prospectus:

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                              TOTAL
                                         MANAGEMENT     SUBADVISER         OTHER           ANNUAL FUND
                                            FEE            FEES           EXPENSES          EXPENSES
EQUITY INCOME FUND*                      0.10%          0.37%          0.41%              0.88%
GROWTH & INCOME FUND*                    0.10%          0.30%          0.41%              0.81%
INTERNATIONAL FUND*                      0.10%          0.53%          0.51%              1.14%

* Expenses have been restated to reflect current fees.

EXAMPLE

The example is intended to help you compare the cost of investing in The Vantagepoint Funds with cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs or returns may be higher or lower, based on these assumptions your costs would be those presented in the example.

The following information replaces the data related to the Equity Income Fund, Growth & Income Fund, and International Fund in the Example on page 50 of the
Prospectus:

                                                                1 YR      3 YRS     5 YRS      10 YRS
EQUITY INCOME FUND                                                $90      $282       $490      $1,088
GROWTH & INCOME FUND                                              $83      $260       $451      $1,005
INTERNATIONAL FUND                                               $117      $364       $631      $1,392

If you are investing through another financial institution or a retirement account, you may be subject to additional fees or expenses, such as plan administration fees. Please refer to the program materials of that financial institution or retirement account for any special provisions, additional service features, or fees and expenses that may apply to your investment in a Fund.

                         [End of Prospectus Supplement]

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                                                            SUPP-012-200601-322C